CAPSTONE BANK
ATTN: SUSAN GILBERT
4505 FALLS OF NEUSE ROAD
STE 150
RALEIGH, NC 27609

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1 and 2.

		For	Against	Abstain
1	AGREEMENT AND PLAN OF COMBINATION AND REORGANIZATION: Proposal to approve and adopt the Agreement and Plan of Combination and Reorganization, dated November 1, 2013, by and among CapStone Bank, NewBridge Bancorp, and NewBridge Bank, pursuant to which CapStone Bank will merge with and into NewBridge Bank.	☐	☐	☐
2	ADJOURNMENT OF SPECIAL MEETING: Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to allow time for solicitation of additional proxies in favor of approval and adoption of the Agreement and Plan of Combination and Reorganization.	☐	☐	☐

NOTE: OTHER BUSINESS: On such other matters as may properly come before the Special Meeting, the proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000191088_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

REVOCABLE PROXY
CAPSTONE BANK
Special Meeting of Shareholders March 27, 2014 10:30 A.M.
Appointment of Proxy solicited by Board of Directors

The undersigned hereby appoints M. Gregg Strickland, Richard A. Urquhart III, and Sydnor M. White, Jr. (the "Proxies"), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of CapStone Bank (the "Bank") held of record by the undersigned on January 31, 2014, at the Special Meeting of Shareholders of the Bank to be held at 10:30 a.m., at the Carolina Country Club, 2500 Glenwood Avenue, Raleigh, North Carolina 27608 on March 27, 2014, and at any adjournments thereof.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS GIVEN HEREIN. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" PROPOSALS 1 AND 2. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE BANK AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

0000191088_2 R1.0.0.51160

Continued and to be signed on reverse side